UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 15, 2019 (August 13, 2019)

Wyndham Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38432	82-3356232
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22 Sylvan Way
Parsippany, NJ	07054
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address,

if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of the Right Honourable Brian Mulroney

On August 13, 2019, the Right Honourable Brian Mulroney notified Wyndham Hotels & Resorts, Inc. (the “Company”) of his retirement from the Board of Directors of the Company (the “Board”), effective as of that date. Mr. Mulroney’s decision did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company would like to thank the Right Honourable Brian Mulroney for his dedication, guidance and leadership during his nearly twenty-two year tenure with the Company and its predecessors, Wyndham Worldwide Corporation and Cendant Corporation.

Appointment of Ronald L. Nelson

On August 13, 2019, upon the recommendation of the Corporate Governance Committee, the Board appointed Ronald L. Nelson to the Board to serve as a Class I Director for a term expiring at the Company’s 2021 annual meeting of stockholders.  Mr. Nelson was also appointed to serve on the Audit Committee and the Corporate Governance Committee.  Mr. Nelson will receive compensation for his service as a Director consistent with the Company’s other non-employee Directors as described under “Compensation of Directors” in the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on April 2, 2019.

The Board affirmatively determined that Mr. Nelson is independent under the guidelines set forth in the Company’s Director Independence Criteria and under applicable New York Stock Exchange rules and Rule 10A-3 of the Securities Exchange Act of 1934.

There are no transactions between Mr. Nelson and the Company that would be reportable under Item 404(a) of Regulation S-K, and there is no arrangement or understanding with any person pursuant to which Mr. Nelson was selected as a Director.

Item 8.01. Other Events.

On August 14, 2019, the Company issued a press release announcing, among other things, that the Board has approved an increase to the share repurchase authorization available under its existing share repurchase program by $300 million. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Hotels & Resorts, Inc., dated August 14, 2019, reporting share repurchase authorization.

WYNDHAM HOTELS & RESORTS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 15, 2019

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Hotels & Resorts, Inc., dated August 14, 2019, reporting share repurchase authorization.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.

Date: August 15, 2019	By:	/s/ Nicola Rossi
Nicola Rossi
Chief Accounting Officer